S000010026 [Member] Investment Strategy - The Value Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
•	Under normal market conditions, the Fund invests at least 65% of its total assets in stocks, primarily common stock.
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Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks within the Russell 1000® Value Index (“Index”) universe that have an above average dividend yield. As part of the quantitative analysis, the Adviser ranks the dividend-paying stocks within the Index universe according to their level of dividend yields from “low” to “high” among five quintiles in their respective sectors. The Adviser principally selects stocks from among the top three dividend-yield quintiles for inclusion in the Fund’s portfolio. The Fund seeks a higher return than the Index over time through a combination of capital appreciation and dividend income. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	The Fund may invest a significant amount of its assets from time to time in the financials sector.
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The Fund generally purchases common stock of companies whose characteristics are comparable to those included in the Index. The equity capitalization range of public companies in the Index was $134.6 million to $2,467 billion as of December 31, 2025.

Strategy Portfolio Concentration [Text]	The Fund may invest a significant amount of its assets from time to time in the financials sector.